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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
        PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY
                                   CONTRACTS

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED JUNE 25, 2014
                                      TO
                      THE PROSPECTUS DATED APRIL 28, 2014

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus. It should be read in its entirety and kept together with your Prospectus for future reference. If You have any questions or would like another copy of the Prospectus, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 or call us at (800) 638-7732.

The Prospectus is revised as follows:

ADD THE FOLLOWING TABLE OF EXPENSES FOOTNOTES TO PAGE B-PPA-6 AFTER THE THIRD TABLE - "MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES":

     1. An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

                    During Purchase Payment Year  Percentage
                    ----------------------------  ----------
                                1                     7%
                                2                     6%
                                3                     5%
                                4                     4%
                                5                     3%
                                6                     2%
                                7                     1%
                            Thereafter                0%

         There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of Early Withdrawal Charges.

     2. Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Investment Divisions and the Fixed Interest Account in which You then have a balance. There is a one-time contract fee of $350 for Income Annuities. We are currently waiving this charge.

     3. A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.

     4. Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE